                                                                EXHIBIT 5(d)(ii)



                                     Filed with Post-Effective Amendment No. 15
                                     to this Registration Statement on Form N-4 on April 8, 1993.

ENHANCED PREFERENCE PLUS ACCOUNT                                                                    [LOGO OF METLIFE APPEARS HERE]
                    Check If:   TSA  [_] 403(b),   [_] 501(c)(3), _____ [_] ORP,  [_] 403(a),             Pension & Savings Center
                                                                  State
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1.             [_] Mr.    [_] Dr.
PARTICIPANT    [_] Mrs.   [_] Prof.                                               Are You Married?
               [_] Ms.
               _________________________________________________________            [_] Yes [_] No.     ____________________________
                     First Name, Middle Initial, Last Name                                                Date of Birth: Mo/Day/Yr.

               _____________________________________________________________________________________________________________________
               Address: Number, Street, City or Town, State and Zip Code
               [_][_][_][_][_][_][_][_][_]        _________________________________       __________________________________________
               Social Security Number             Occupation                                   U.S. Citizen? If no, specify Country
                                                                                               of Citizenship

               ________________________           ______________________      _______________________      _________________________
               Home Telephone Number              Work Telephone Number          Most convenient time        Most convenient place
                                                                                 to call                     to call

               Have you received an Enhanced Preference Plus Account prospectus including the Metropolitan Series Fund, Inc., the
               Fidelity Variable Insurance Products Funds, the Calvert Socially Responsible Series and Calvert-Ariel Appreciation
               II, as applicable? Yes [_]  No [_]

               If yes, give dates of prospectuses _____________________   Supplement dates (if applicable) _________________________
------------------------------------------------------------------------------------------------------------------------------------
2.             If you are married and your plan is subject to ERISA, your spouse will be entitled to receive a survivor annuity
REVOCABLE      equal to at least 50% of your account balance unless your spouses furnishes a completed spousal consent form waiving
BENEFICIARY    that right.
               ____________________________________________________        _____________________________      ______________________
               First Name, Middle Initial, Last Name                       Relationship to Participant            Date of Birth

               ___________________________________________________________________________________     [_][_][_][_][_][_][_][_][_]
               Mailing Address If Different From Question 1: Number, Street, City or                   Social Security Number
               Town, State and Zip Code
------------------------------------------------------------------------------------------------------------------------------------
3.
REVOCABLE      _______________________________________________________      ______________________________     _____________________
CONTINGENT     First Name, Middle Initial, Last Name                          Relationship to Participant          Date of Birth
BENEFICIARY
               __________________________________________________________________________________      [_][_][_][_][_][_][_][_][_]
               Mailing Address If Different From Question 1: Number, Street, City or                   Social Security Number
               Town, State and Zip Code
------------------------------------------------------------------------------------------------------------------------------------
4. DEPOSIT     (a) Employee Anticipated Schedule $____________ per deposit ___________times a Certificate year.
                   I certify that I have entered into a separate salary reduction agreement with my employer for employee salary reduction contributions.

                   Additional (balloon) Amount $____________ per deposit ___________times a Certificate year. Total $_______________

                   Employer Anticipated Schedule $____________ per deposit ___________times a Certificate year.

               (b) Lump Sum/Tax Free Transfer Amount $________ [Direct Transfer (Rev. Rul. 90-24) or Section 1035 Exchange.]

               (c) Anticipated date first deposit will be received _____________________.
------------------------------------------------------------------------------------------------------------------------------------
5.             Indicate the percentage of the initial deposit to be allocated to each Account and/or Investment Division.
ALLOCATION     Percentages must be in whole numbers and will apply to future deposits unless changed by you. Indicate if the
               Equity Generator or Equalizer Option is desired.

               [_] EQUITY GENERATOR STRATEGY                            METLIFE FIXED INTEREST ACCOUNT               ______________%
               You must have $5,000 in Interest Fixed Account to
               begin this service.                                      METLIFE STOCK INDEX                          ______________%
                                                                        METLIFE AGGRESSIVE GROWTH                    ______________%
               [_] EQUALIZER STRATEGY                                   METLIFE INCOME                               ______________%
               (If you want the Equalizer, please check off this        METLIFE INTERNATIONAL STOCK                  ______________%
               box. Please fill in equal percentages in the Fixed       FIDELITY'S EQUITY-INCOME                     ______________%
               Interest Account and the Stock Index Division.           FIDELITY'S GROWTH                            ______________%
               All amounts allocated to these divisions will be         CALVERT SOCIALLY RESPONSIBLE                 ______________%
               equalized at the end of the calendar quarter.            OTHER___________________________             ______________%
               Note: You must have $5,000 allocated between the         OTHER___________________________             ______________%
               Fixed Interest Account and the Stock Index Division      OTHER___________________________             ______________%
               to begin this service. You must also allocate monies                                        Total =        100      %
               to the other investment choices.)                                                                     --------------

------------------------------------------------------------------------------------------------------------------------------------
6.             (a) Is this a replacement? Yes [_] No [_]
REPLACEMENT    (b) Will this annuity include funds being transferred under the requirements of Rev. Rul. 90-24? Yes [_]  No [_]
               If yes, the appropriate transfer forms must be completed.
------------------------------------------------------------------------------------------------------------------------------------
7.             Please check one: (a) [_] Existing Group--Employer Group No.__________ (b) [_] New Group: If new group, complete the following:
EMPLOYER/      1. Employer ____________________________________   2. Plan Name _____________________________________________________
PLAN NAME      3. Address _____________________________________      _______________________________________________________________
               4. Employee I.D. No. (If other than Soc. Sec. No.)______________  5._________________________________________________
                                                                                  Participant's Date of Employment  Participation
                                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
8.             1. Total Annual Income $___________(Source)_________________________________  2. Ages of Dependents _________________
FINANCIAL      3. Please indicate your Assets--net savings & Investments (Exclusive of Personal Residence, Home Furnishings &
DISCLOSURE        Personal Automobiles)
               [_] $0-9,999   [_] 10,000-19,999   [_] 20,000-39,999   [_] 40,000-69,999   [_] 70,000-99,999
               [_] 100,000-249,999   [_] 250,000+
               4. Investment Objective:   [_] Aggressive Growth   [_] Growth   [_] Growth & Income   [_] Income
               [_] Preservation of Capital
               5. Purpose of the contract applied for:  [_] Retirement Income  [_] Other (specify) _________________________________
------------------------------------------------------------------------------------------------------------------------------------
9.             I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief.
SIGNATURES     I understand that as required by law, my Enhanced Preference Plus Account restricts distribution of my contributions and earnings on them until I am 59 1/2, except under certain special situations. This does not restrict tax-free exchanges to other funding vehicles.
               ______________________________     ____________________________      ______________________    ______________________
                  PARTICIPANT SIGNATURE            (City/State where signed)             Mo. Day. Yr                  WITNESS

                  For ERISA Plans only:     _____________________________________   ________________________________
                                             PLAN ADMINISTRATOR SIGNATURE              (City/State where signed)
------------------------------------------------------------------------------------------------------------------------------------
10.            I have delivered an Enhanced Preference Plus Account prospectus including a prospectus for Metropolitan Series Fund,
REPORT OF      Inc., the Fidelity Variable Insurance Products Funds, the Calvert Socially Responsible Series and Calvert-Ariel
SALE           Appreciation II, as applicable. I reviewed the financial situation of the Participant as disclosed, and believe that
(TO BE         a multifunded annuity contract would be suitable.
COMPLETED      I personally saw the Participant when the application was written and each question was asked and answered as
BY MARKETING   recorded. All answers are correct to the best of my knowledge.
REPRESENTATIVE)
               a) Was the replacement question answered correctly? [_] Yes  [_] No   b) Have you completed requirement forms?
                                                                                        [_] Yes [_] No [_] Not Required

               Signature: _____________________________________________________      Date: _________________________________________

               Print Full Name: _______________________________________________      District Branch/Office Name: __________________

               Certificate No. [_][_][_][_][_][_][_][_][_] (to be completed by       Producer Identity [_][_][_][_][_][_][_][_][_]
               the home office)                                                      (Dept. Branch/Agency Index)
                                                                                     Metropolitan Life Insurance Company
                                                                                     Home Office  New York, NY

                                  ISSUE COPY
038-ENH-PPA/TSA (1292) Printed in U.S.A.    18000096264(1292)

                                                               EXHIBIT 5(d)(iii)



                                        Filed with Post-Effective Amendment
                                        No. 15 to this Registration Statement
                                        on  Form N-4 on April 8, 1993.

FINANCIAL FREEDOM ACCOUNT-TSA                                                                         (LOGO OF METLIFE APPEARS HERE)
                                                                                                            Pension & Savings Center
                 Check If:    [_] 501(c)(3)    [_] Texas O.R.P.
------------------------------------------------------------------------------------------------------------------------------------
1.               [_] Mr.   [_] Dr.
                 [_] Mrs.  [_] Prof.                                          Are You    [_] Yes
INDENTITY OF     [_] Ms.                                                      Married?   [_] No
                 __________________________________________________________________________________________________________________
PROPOSED                             First Name, Middle Initial, Last Name                        Date of Birth: Mo/Day/Yr.
PARTICIPANT
                 ___________________________________________________________________________________________________________________
                 Address of Proposed Participant Number, Street, City or Town, State and Zip Code

                 [_][_][_][_][_][_][_][_][_]   _________________________   _________________________________________________________
                 Social Security Number        Occupation                  U S Citizen? If no, specify Country of Citizenship

                 ________________________      _________________________  _________________________   ______________________________
                 Home Telephone Number         Work Telephone Number         Most convenient time       Most convenient place
                                                                                   to call                    to call

                 Have you received prospectuses for the Separate Account including the Metropolitan Series Fund, Inc., the Fidelity
                 Variable Insurance Products Funds, the Calvert Socially Responsible Series and Calvert-Ariel Appreciation II as
                 applicable? [_] Yes [_] No

                 If yes, give dates of prospectuses _____________________ Supplement dates (if applicable) ________________________
                 Are you associated with a broker/dealer?   [_] Yes  [_] No   If yes, enter name and address of broker/dealer:
                 ___________________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
2.               If you are married, and your plan is subject to ERISA, you will need to complete a spousal consent form, unless
REVOCABLE        you designate your spouse as a primary beneficiary of at least 50% of your account balance.
BENEFICIARY
                 _____________________________________________________   ________________________________   ________________________
                 Revocable Beneficiary (Full Name)                         Relationship to Proposed Part             Date of Birth

                 ___________________________________________________________________________________________________________________
                 Mailing Address If Different From Question 1 Number, Street, City or Town, State and Zip Code
------------------------------------------------------------------------------------------------------------------------------------
3.               _____________________________________________________   ________________________________   ________________________
REVOCABLE        Revocable Contingent Beneficiary (Full Name)              Relationship to Proposed Part         Date of Birth
CONTINGENT
BENEFICIARY      ___________________________________________________________________________________________________________________
                 Mailing Address If Different From Question 1 Number, Street, City or Town, State and Zip Code
------------------------------------------------------------------------------------------------------------------------------------
4. DEPOSIT       a) Employee Anticipated Schedule $____________ per deposit ___________times a Certificate year.

                    Employer Anticipated Schedule $____________ per deposit ___________times a Certificate year.

                 b) Lump Sum/Tax Free Transfer Amount $________ [Direct Transfer (Rev. Rul. 90-24) or Section 1035 Exchange.]

                 c) Anticipated date first deposit will be received ______________________
------------------------------------------------------------------------------------------------------------------------------------
5.               Indicate the percentage of the initial deposit to be allocated to each Account and/or Investment Division.
ALLOCATION       Percentages must be in whole numbers and will apply to future deposits unless you change them.

                 MetLife Fixed Income Account               ____________ %    Fidelity Asset Manager Division          ____________%
                  [_] Equity Generator                                        Fidelity Overseas Division               ____________%
                 MetLife Stock Index Division               ____________ %    Fidelity Growth Division                 ____________%
                 Fidelity Money Market Division             ____________ %    Calvert Socially Responsible Division    ____________%
                 Fidelity Investment Grade Bond Division    ____________ %    Calvert-Ariel Division                   ____________%
                 Fidelity Equity-Income Division            ____________ %    Other                                    ____________%
                                                                              TOTAL                                    ____________%
------------------------------------------------------------------------------------------------------------------------------------
6.               (a) Is this a replacement? [_] Yes [_] No (b) Will this annuity include funds being transferred under the
REPLACEMENT                                                    requirements of Rev. Rul. 90-24? Yes [_] No [_] If yes, the appropriate transfer forms must be completed.
------------------------------------------------------------------------------------------------------------------------------------
7.               Please check one:
EMPLOYER/        (a) [_] Existing Group--Employer Group No. _________________________________
PLAN NAME        (b) [_] New Group: If new group, complete the following:

                            1. Employer ____________________________________________________________________________________________

                            2. Plan Name ___________________________________________________________________________________________

                            3. Address _____________________________________________________________________________________________

                            4. Employee I.D. No. (If other than Soc. Sec. No.) _________________________________
------------------------------------------------------------------------------------------------------------------------------------
8.               1. Total Annual Income $_____________________(Source) ________________________ 2. Ages of Dependents ______________
FINANCIAL
DISCLOSURE       3. Net Savings and Investments: (Exclusive of Personal Residence, Home Furnishings & Personal Automobiles)

                 Assets:                                                 Liabilities:
                 Stocks, Mutual Funds, etc.          $_____________      Mortgage on Real Estate
                 Cash & Cash Equivalents                                  (other than Personal Residence)          $________________
                   (Money Market, Savings, etc.)     $_____________      Bank and installment Loans                $________________
                 Life insurance Cash Values          $_____________      4. Investment Objective:
                                                                            [_] Aggressive Growth
                 Real Estate (other than personal
                  residence)                         $_____________         [_] Growth               [_] Income
                 Vested Retirement Funds (IRAs,
                 pension plans)                      $_____________         [_] Growth & Income      [_] Preservation of Capital

                 5. Purpose of the contract applied for: [_] Retirement Income [_] Other (specify)__________________________________
------------------------------------------------------------------------------------------------------------------------------------
9.               I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief.
SIGNATURES       I understand that as required by law, my Financial Freedom Account prohibits distribution of my contributions and earnings on them until I am 59 1/2, except under certain special situations. This does not restrict tax-free exchanges to other 403(b) investment alternatives.

                 ___________________________   _______________________________   _______________  __________________________________
                    PARTICIPANT SIGNATURE         (City/State where signed)        Mo. Day Yr.     WITNESS(Licensed Resident Agent)
------------------------------------------------------------------------------------------------------------------------------------
10.              I have delivered a prospectus for the multifunded annuity contract applied for including a prospectus for the
REPORT OF        Metropolitan Series Fund, Inc., the Fidelity Variable Insurance Products Funds, the Calvert Socially Responsible
SALE             Series and Calvert-Ariel Appreciation II, as applicable. I reviewed the financial situation of the Proposed
(TO BE           Participant as disclosed, and believe that a multifunded annuity contract would be suitable.
COMPLETED BY
MARKETING        I personally saw the Proposed Participant when the application was written and each question was asked and
REPRESENTATIVE)  answered as recorded. All answers are correct to the best of my knowledge.

                 a) Was the replacement question answered correctly?     b) Have you completed replacement forms?  [_] Yes [_]
                    [_] Yes. [_] No                                         No [_] Not Required

                 Signature: _________________________________________  Date: _______________________________________________________

                 Print Full Name: ___________________________________  District, Branch/Office Name ________________________________

                 Contract No. [_][_][_][_][_][_][_][_][_](to be completed by the home office)
                                                           Producer Identity [_][_][_][_][_][_][_][_][_] (Dept. Branch/Agency Index)

                                             ISSUE COPY               Metropolitan Life Insurance Company   Home Office New York, NY

038FFA/TSA(0292) Printed in U.S.A.                            18000098700 (0292)

                                                                  EXHIBIT (5)(e)

Filed as Exhibit (10)(d) with the Initial Filing of this Registration Statement on Form S-6 on April 6, 1984.

Group Pensions
                       (LOGO OF "METROPOLITAN INSURANCE COMPANIES" APPEARS HERE)
______________
EGN
______________


       ENROLLMENT REQUEST FOR THE MULTIFUNDED ANNUITY CONTRACT (VESTMET)

                          TAX DEFERRED ANNUITIES (TDA)

                                       OR

               PUBLIC EMPLOYEE DEFERRED COMPENSATION (PEDC) PLAN

________________________________________________________________________________

Name of Plan or     ____________________________________________________________
Arrangement
                    ____________________________________________________________
________________________________________________________________________________

Type  (check one box)       [_] Tax Deferred Annuity (TDA)      [_] Public Employee Deferred Compensation (PEDC)
_____________________________________________________________________________________________________________________
Employee Name and Residence Address:                              Employee Social Security Number

________________________________________________________________  ___________________________________________________
Last                      First            Middle Initial         Employee Date of Birth           Employee Sex

________________________________________________________________  ___________________________________________________
Street                                                            Employee Identity (if other than Social Security)

________________________________________________________________  ___________________________________________________
City                      State             Zip            CTC    Initial Allocation of Remittances
                                                                          (whole percentages only)

________________________________________________________________
                  Schedule of Remittances                                 FIXED INTEREST ACCOUNT
                                                                                               __________ %
$ ______________ Amount Remitted __________ times each year.         ________________________________________________

Date Remittances to Metropolitan will begin ____________________          SEPARATE ACCOUNT
NO MONEY SHOULD BE SUBMITTED WITH THIS FORM:
The scheduled and unscheduled remittances for this employee          Money Market Division -   __________ %
should be submitted after acceptance of this request.
Unscheduled remittances must be accompanied by a letter of
explanation.                                                         Growth Division       -   __________ %

________________________________________________________________
Beneficiary Designation (Complete only if TDA)                       Income Division       -   __________ %
Revocable Beneficiary ( Full Name)


________________________________________________________________

________________________________ Relationship __________________
Revocable Contingent Beneficiary


_____________________________________________________________________________________________________________________


________________________________ Relationship __________________     Attention:
                                                                     Purchase or values provided by the Money Market,
Note: Unless otherwise indicated, if more than one beneficiary       Growth and Income Divisions are based on the
      is alive when death proceeds become payable, we will pay       investment experience of those Divisions and are
      them in equal shares. If no beneficiary is alive when          variable and not guaranteed.
      death proceeds become payable, the  contingent beneficiary
      will become the beneficiary. The owner is beneficiary under    I have received a Prospectus for the Metropolitan
      a PEDC Plan.                                                   Multifunded Annuity Contracts ( ) Yes  ( ) No
_____________________________________________________________________________________________________________________

All information and statements furnished in this request are true    Are you associated with or employed by a member of the
and complete to the best of my knowledge. I understand that no       National Association of Security Dealers, NASD? ( ) Yes
sales representative has the authority to make or change any         ( ) No. If yes, Metropolitan, in accordance with NASD
contract, to make any binding promises about any contract, or        rules, will notify such member of this request for
to waive or alter any rights of Metropolitan.                        enrollment in the Multifunded Annuity Product.

Is participation in the Multifunded Annuity Contract replacing existing annuity coverage, that is issued under the Plan, with Metropolitan or with another Company? ( ) yes ( ) No
If yes, explain in an accompanying letter.


___________________________________________________________________  _____________________ ______________ ___________
                     Employee Signature                                      Date              City           Date

Reverse of this form - Enrollee's Personal Financial Statement - must be reviewed and signed by the Employee

                                                                     _______________________________________________
                                                                                  RETURN: Receipt Stub
Sales Representative  [_] [_] [_]   [_] [_] [_]  [_]
or Broker Identity    Dist/Branch     Agency    Index
Form                  (For All States Except Texas)                    Account Number

Employee's Statement of Personal Financial Position

I understand that the Sales Representative or Broker is required by regulatory authorities to make inquiries with respect to my personal financial situation. If any or all of the questions below are not answered, it is because I do not wish to divulge the requested information.

1. Earned Annual Income: $________ Other Annual Income: $______ Source: ________ Amount available anually for retirement and investment purposes (include amount to be paid into the Metropolitan Multifunded Annuity contract). $__________

2. Estimated Assets                              Estimated Liabilities
    Stock, Mutual Funds, etc.   $__________       Mortgage    $__________
    Cash, Bonds and Savings     $__________       Bank Loans  $__________
    Life Insurance Cash Values  $__________       Other       $__________
    Home and Other Real Estate  $__________
    Other                       $__________

3. Total face Amount of Life Insurance inforce (Total or All Policies)  $_______

4. Ages of Dependents  ___  ___  ___  ___  ___  ___  ___  ___  ___

5. Give estimate of the following of any annuity or retirement income:
    Monthly fixed dollar income at retirement (include Soc. Sec. and any fixed dollar employer pension benefit). $______. Annual Purchase Payment by Employee for any Variable Annuities in force or applied for (exclude contribution planned for the Metropolitan Multifunded Annuity). $________

6. Purpose of the certificate applied for:  ( ) Retirement Income
    ( ) Other (specify) _____________________


________________________________________________________________________________
                                REPORT OF SALE

1. Full Name and Address of Employer __________________________________________


                                     __________________________________________
                                            City              State      Zip

________________________________________________________________________________
2. If the answer to NASD Member Question is "Yes" enter the name and address of NASD Member if other than enrollee:

________________________________________________________________________________
3. Are you, as Sales Representative, licensed to write Variable Annuities in the state of signing on the date signed?
   ( ) Yes  ( ) No

________________________________________________________________________________
4. If the enrollee's Personal Financial statement above was not completed answer both:
     a. Estimate proposed Enrollee's annual income:  Earned $_____ Other $______
     b. Estimate proposed Enrollee's monetary worth:        $_____

________________________________________________________________________________
5. Is Participation in the Multifunded Annuity Contract replacing existing annuity coverage with Metropolitan or any other Company?
   ( ) Yes  ( ) No  If Yes, Explain in an accompanying letter.

________________________________________________________________________________


______________________________________  _________________  ____________  _______
Signature of Sales Representative             City             State       Zip
or Broker

________________________________________________________________________________

                          To be completed by the Manager

                          1. Have you reviewed this enrollment form and do
                             you believe the report of sale is accurate?
                             ( ) Yes  ( ) No

                          2. Have you, as required by the NASD, reviewed
                             all parts of this completed form and assured yourself that the Annuity applied for is suitable for the proposed enrollee?
                             ( ) yes  ( ) No


                          _________________________ ___________ __________
                                  Signature           Title         Date